Ohio National Fund, Inc.	January 24, 2022

ON Bond Portfolio

Supplement to Summary Prospectus Dated May 1, 2021

Under the section “Management,” references to Nick Trivett, CFA, Second Vice President, Investments, are deleted. The following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since January 2015.

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Please retain this supplement with your Prospectus for future reference.